Exhibit 10.22

LIST OF LESSORS EXECUTING FORM OF OIL AND GAS LEASE

(PAID-UP) WITH RESPECT TO MARGARET B. TIMMONS,

TRIX-LIZ FIELD, TITUS COUNTY, TEXAS

Mary Ann Ayres

Robert L. Myers

John R. Morrell

Three M Oil Company

W2 Limited

Jack Hammack

C. Robert Milner, Jr.

Charles R. Wiggins

Lois D. Cannady